PARTICIPATION AGREEMENT

By and Among

WELLS FARGO VARIABLE TRUST

And

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

And

STEPHENS INC.

THIS AGREEMENT. made and entered into this _____ day of July, 2000, by and among Hartford Life and Annuity Insurance Company, a Connecticut corporation (the "Company"), on its own behalf and on behalf of each separate account of the Company named in Exhibit A to this Agreement, as may be amended from time to time (each separate account, a "Separate Account"), and Wells Fargo Variable Trust, an open-end diversified management investment company organized under the laws of the State of Delaware (the "Trust") and Stephens Inc., an Arkansas corporation (the "Trust Underwriter"),
WHEREAS, the Trust engages in business as an open-end diversified, management investment company and was established for the purpose of serving as the investment vehicle for separate accounts established for variable life insurance contracts and variable annuity contracts to be offered by investment companies which have entered into participation agreements substantially similar to this Agreement ("Participating Insurance Companies"); and
WHEREAS, beneficial interests in the Trust are divided into several series of shares, each representing the interests in a particular managed portfolio of securities and other assets (each a "Fund"); and
WHEREAS, an order from the U.S. Securities and Exchange Commission (the "SEC' or "Commission"), dated September 28, 1998 (File No. 812-11158), grants Participating Insurance Companies and variable annuity separate accounts and variable life insurance separate accounts relief from the provisions of 9(a), 13(a), 15(a) and 15(b) of the Investment Company Act or 1940, as amended (the "1940 Act") and Rules 6e-2(b)(15) and 6e-3(T)(b)(15) thereunder, to the extent necessary to permit shares of the Trust to be sold to and held by variable annuity separate accounts and variable life insurance separate accounts of both affiliated and unaffiliated Participating Insurance Companies and qualified pension and retirement plans ("Mixed and Shared Funding Order"), and
WHEREAS, the Trust is registered as an open-end management investment company ender the 1940 Act and its shares are registered ender the Securities Act of 1933, as amended (the "1933 Act"); and
WHEREAS, the Company has registered or will register certain variable annuity and variable life insurance contracts named in Exhibit A to this Agreement, as it may be amended from time to time, under the 1933 Act, unless such contracts are exempt from registration thereunder (the "Contracts"); and
WHEREAS, the Separate Accounts are duly organized, validly existing segregated asset accounts. established by resolution of the Board of Directors of the Company under the insurance laws of the State of Connecticut, to set aside and invest assets attributable to the Contracts; and
WHEREAS, the Company has registered or will register the Separate Accounts as unit investment trusts under the 1940 Act, unless exempt from registration thereunder, and

WHEREAS. the Trust Underwriter is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as amended (hereinafter the "1934 Act"), and is a member in good standing of the National Association of Securities Dealers, Inc. (hereinafter 'NASD");
WHEREAS, to the extent permitted by applicable insurance laws and regulations, the Company intends to purchase shares in the Funds named in Exhibit B on behalf of the Separate Accounts to fund the Contracts, and the Trust Underwriter is authorized to sell such shares to unit investment trusts such as the Separate Account at net asset value;
NOW, THEREFORE, in consideration of their mutual promises, the Company, the Trust, and the Trust Underwriter agree is follows:
ARTICLE I    Sale of Trust Shares
1.1.    The Trust Underwriter agrees to sell to the Company those shares of the Trust which the Company orders on behalf of the Separate Account, executing such orders on a daily basis at the net asset value next computed after receipt and acceptance by the Trust or its designee of the order for the shares of the Trust. For purposes of this Section 1.1, the Company shall be the designee of the Trust for receipt of such orders from each Separate Account and receipt by such designee shall constitute receipt by the Trust; provided that the Trust receives notice of such order by 9:30 am. Eastern Time on the next following Business Day. "Business Day" shall mean any day on which the New York Stock Exchange is open for trading and on which the relevant Fund calculates its net asset value as set forth in the Trust's prospectus and pursuant to the rules of the SEC.
1.2.    The Trust agrees in make its shares available indefinitely for purchase at the applicable net asset value per share by Participating Insurance Companies and their separate accounts on those days on which the Trust calculates its net asset value pursuant to rules of the SEC; provided, however, that the Board of Trustees of the Trust (hereinafter the "Trustees") may refuse to sell shares of any Fund to any person, or suspend or terminate the offering of shares of any Fund, if such action is required by law or by regulatory authorities having jurisdiction, or is, in the sole discretion of the Trustees, mans in good faith and in light of their fiduciary duties under federal and any applicable slate laws, necessary in the best interests of the shareholders of any Fund. The Trust shall use reasonable efforts calculate its Funds' net asset value on each day that the New Stock Exchange is open for trading.
1.3.    The Trust and the Trust Underwriter agree that shares of the Trust will be sold only to Participating Insurance Companies and their separate accounts, and to qualified pension and retirement plans. No shares of the Trust will be sold to the general public.
1.4.    The Trust and the Trust Underwriter will not sell Trust shares to any insurance company or separate account unless an agreement containing provisions substantially the same as Articles I, III, V, VII, and Section 2.8 of Article II of this Agreement are in effect to govern such sales.
1.5.    The Trust will not accept a purchase order from qualified pension or retirement plans if such purchase would make the plan shareholder an owner of 10 percent or more of the assets of a Fund unless such plan executes an agreement with the Trust governing participation in such Fund that includes the conditions set forth herein to the extent applicable. A qualified pension or retirement plan will execute an application containing an acknowledgment of this condition at the time of its initial purchase of shares of any Fund.
1.6.    The Trust agrees to redeem for cash, upon the Company's request, any full or fractional shares of the Trust held by the Company, executing such requests on a daily basis at the net asset value computed after receipt and acceptance by the Trust or its designee of the request for redemption. For purposes of this Section 1.6, the Company shall be the designee of the Trust for receipt of requests for redemption from each Separate Account, and receipt by such designee shall constitute receipt by the Trust; provided the Trust receives notice of request for redemption by 9:30 a.m. Eastern Time on the next fallowing Business Day. Payment shall be in federal funds transmitted by wire to the Company's account, as designated by the Company in writing from time to time.
1.7.    Each purchase, redemption, and exchange order placed by the Company shall be placed separately for each Fund and shall not be netted with respect to any Fund. However, with respect to payment of the purchase price by the Company and of redemption proceeds by the Trust, the Company and the Trust shall net purchase and redemption orders with respect to each Fund and shall transmit one net payment for all Funds in accordance with Section 1.8.
1.8.    The Company agrees that purchases and redemptions of Fund shares offered by the then current prospectus of the Fund shall be made in accordance with the provisions of such prospectus. The Company agrees that all net amounts available under the variable life insurance contracts with the form number(s) which are listed on Exhibit A attached hereto and incorporated herein by this reference, as such Exhibit A may be amended from time to time hereafter by mutual written agreement of all the parties hereto (the "Contracts") shall be invested in the Funds, in such other Funds managed by Wells Fargo Bank as may be mutually agreed to in writing by the parties hereto, or in the Company's general account, provided that such amounts may also be invested in an investment company other than the Trust if (a) such other investment company, or series thereof, has investment objectives or policies that are substantially different from the investment objectives and policies of all the Funds of the Trust which are actually used by the Company to fund the Contracts; or (b) the Company gives the Fund and the Trust Underwriter 45 days written notice of its intention to make such other investment company available as a funding vehicle for the Contacts; (c) such other investment company was available as a funding vehicle for the Contracts prior to the date of this Agreement and the Company so informs the Fund and Trust Underwriter prior to their signing this Agreement (a list of such funds appearing on Exhibit C to this Agreement); and d) the Fund or Trust Underwriter consents to the use such other investment company.
1.9.    In the event of net purchaser the Company shall pay for shares by 2:00 p.m. Eastern Time on the next Business Day after an order to purchase the Shares is deemed to be received in accordance with the provisions of Section 1.1 hereof. In the event of net redemptions, the Trust shall pay the redemption proceeds in accordance with the terms of the then-current prospectus for the Trust. All such payments shall be in federal funds transmitted by wire. For purposes of Section 2.4 and Section 2.10, upon receipt by the Trust of the federal funds so wired, such funds shall cease to be the responsibility of the Company and shall become the responsibility of the Fund.
1.10.    Issuance and transfer of the Trust's shares will be by book entry only. Stock certificates will not be issued to the Company or any Separate Account. Purchase and redemption orders for Trust shares will be recorded in an appropriate title for each Separate Account or the appropriate subaccount of each Separate Account.
1.11.     The Trust shall furnish notice to the Company or any income, dividends, or capital gain distributions payable on the Trust's shares on the same or next following business day of payment (by wire or telephone, followed by written confirmation). The Company hereby elects to receive all such dividends and distributions as are payable on the Fund shares in the form of additional shares of that Fund. The Company reserves the right to revoke this election and to receive all such dividends and distributions in cash. The Trust shall notify the Company of the number of shares so issued as payment of such dividends and distributions.
1.12.     The Trust shall make the net asset value per share for each Fund available to the Company on a daily basis as soon as reasonably practical after the net asset value per share is calculated and shall use its best efforts to make such net asset value per share available by 5:30 p.m. Pacific Time, each business day.

ARTICLE II    Representations and Warranties
2.1.    The Company represents and warrants that the Contracts are or will be registered under the 1933 Act, unless exempt therefrom, and that the Contracts will be issued in compliance with all applicable federal and state laws. The Company further represents and warrants that the Company will include a provision in its agreements with broker-dealers obligating such broker-dealers to ensure that their registered representatives shall not make recommendations to an applicant to purchase a Contract in the absence of reasonable grounds to believe that the purchase is suitable for such applicant, as outlined in the suitability requirements of the 1934 Act and the NASD Conduct Rules. The Company further represents and warrants that: (i) it is an insurance company duly organized and in good standing under applicable law; (ii) it has legally and validly established each Separate Account as a segregated asset account under applicable state law and has registered each Separate Account as a unit investment trust in accordance with the provisions of the 1940 Act, unless exempt therefrom, to serve as segregated investment accounts for the Contract; and (iii) it will maintain such registration, if required, for so long as any Contacts are outstanding. The Company shall maintain any registration statement under the 1933 Act for the Contracts and any registration statement under the 1940 Act for the Separate Accounts from time to time as required in order to effect the continuous offering of the Contract or as may otherwise be required by applicable law. The Company shall register and qualify the Contracts for sale in accordance with the securities laws of the various states only if, and to the extent, deemed necessary by the Company.
2.1.    Subject to Article VI hereof, the Company represents that the Contracts are currently and at the time of issuance will be treated as life insurance, endowment. or annuity contracts under applicable provisions of the Internal Revenue Code and that it will maintain such treatment and that it will notify the Trust and the Trust Underwriter immediately upon having a reasonable basis for believing that the Contracts have ceased to be so treated or that they might not be so treated in the future.
2.3.    The Company represents that any prospectus offering a Contract that is a life insurance contract where it is reasonably probable that such Contract would be "modified endowment contract," as that term is defined in Section 7702A of the Internal Revenue Code will identify such Contract as a modified endowment contract (or policy).
2.4.    The Company represents and warrants that all of its directors, officers, employees, investment advisers, and other individuals/entities dealing with the money and/or securities of the Trust are covered by a blanket fidelity bond or similar coverage in an amount not leas than $5 million. The aforesaid includes coverage for larceny and embezzlement and is issued by a reputable bonding company. The Company agrees that any amounts received under such bond in connection with claims that derive from arrangements described in this Agreement will be hold by the Company for the benefit of the Trust. The Company agrees to see that this bond or another bond containing these provisions is always in effect, and agrees to notify the Trust and the Trust Underwriter in the event that such coverage no longer applies.
2.5.    The Trust represents and warrants that Trust shares sold pursuant to this Agreement be registered under the 1933 Act and duly authorized for issuance in accordance with applicable law, and that the Trust is and shall remain registered under the 1940 Act for as long as the Trust shares are sold. The Trust shall amend the registration statement for its shares under the 1933 and the 1940 Acts from time to time as required in order to effect the continuous offering of its shares. The Trust shall register and qualify the shares for sale in accordance with the laws of the various states only if, and to the extent decreed advisable by the Trust or the Trust Underwriter.
2.6.    The Trust represents that it is currently qualified as a Regulated Investment Company under Subchapter M of the Internal Revenue Code, and that it will make every effort to maintain such qualification (under Subchapter M or any successor or similar provision. The Trust will notify the Company immediately upon having a reasonable basis for believing that the Trust no longer qualifies.
2.7.    The Trust makes no representation as to whether any aspect of its operations, including but not limited to, investment policies, fees and expenses, complies with the insurance and other applicable laws of the various states, except that the Trust represents that it is and shall at all times remain in compliance with the laws of the state of Delaware to the extent required to perform this Agreement.
2.8.     The Trust represents and warrants that its Board of Trustees, a majority of whom are not interested persons of the Trust and to the extent required by applicable law, will formulate and approve any plan under Rule 12b-1 ("Rule 12b-1 Plan") to finance distribution expenses. The Trust shall notify the Company immediately upon determining to finance distribution expenses pursuant to Rule 12b-1.
2.9    The Trust represents that it is lawfully organized and validly existing under the Laws of Delaware and that it does and will comply with applicable provisions under the 1940 Act.
2.10     The Trust represents and warrants that it and all of its trustees, officers, employees and other individuals/entities having access to the funds and/or securities of the Trust are and continue to be at all times covered by a blanket fidelity bond or similar coverage for the benefit of the Trust in an amount not less than the minimal coverage as required currently by Rule I7g-1 of the 1940 Act or related provisions as may be promulgated from time to time, The aforesaid. aforesaid bond includes coverage for larceny and embezzlement and is issued by a reputable bonding company.
2.11.     The Trust Underwriter represents and warrants that it is a member in good standing of the NASD and is registered as a broker-dealer with the SEC. The Trust Underwriter further represents that it will sell and distribute the Trust's shares in accordance with all applicable federal and state securities laws, including without limitation the 1933 Act, the 1934 Act, and the 1940 Act.
2.12.     The Trust Underwriter represents and warrants that the Trust's investment manager, Wells Fargo Bank, is exempt from registration as an investment adviser under all applicable federal and state securities laws and that the investment manager will perform its obligations to the Trust in accordance with any applicable state and federal securities laws.
ARTICLE III    Prospectuses and Proxy Statements; Voting.
3.1.    The Trust Underwriter shall provide the Company, at the Trust's expense, with as many copies of the Trust's current prospectus as the Company may reasonably request. If requested by the Company in lieu thereof, the Trust shall provide such documentation including a final copy of a current prospectus set in type at the Trust's expense and other assistance as is reasonably necessary in order for the Company at least annually (or more frequently if the Trust's prospectus is amended more frequently) to have the new prospectus for the Contracts and the Trust new prospectus printed together in one document; in such case at the Company's expense.
3.2.    The Trust's prospectus shall state that the statement of additional information for the Trust is available from the Trust Underwriter (or, in the Trust's discretion, the Prospectus shall state that such statement is available from the Trust),
3.3.    The Trust, at its expense, shall provide the Company with copies of its proxy material, if may, reports to shareholders and other communications to shareholders in such quantities as the Company may reasonably require and the Trust shall bear the costs of printing and distributing them to existing Contract owners or participants.
3.4.    The Trust hereby notices the Company that it is appropriate to include in the prospectuses pursuant to which the contracts are offered disclosure regarding the potential risks of mixed and shared funding.
3.5.     To the extent required by law the Company shall:
(1)    solicit voting instructions from Contract owner or participants:

(2)    vote the Trust shares held in each Separate Account in accordance with instructions received from Contract owners or participants; and
(3)    vote Trust shares held in each Separate Account for which no timely instructions have been received, in the same proportion as Trust shares of such Fund for which instructions have been received from the Company's Contract owners or participants;

for so long as and to the extent that the 1940 Act requires pass-through voting privileges for variable contract owners. The Company reserves the right to vote Trust shares held in any segregated asset account in its own right, to the extent permitted by law. Participating Insurance Companies shall be responsible for assuring that each of their separate accounts participating in the Trust calculates voting privileges in a manner consistent with other Participating Insurance Companies and as required by the Mixed and Shared Funding Order. The Trust will notify the Company of any changes of interpretation or amendment to the Mixed and Shared Funding Order.
3.6.    The Trust will comply with all provisions of the 1940 Act requiring voting by shareholders, and in particular, the Trust will either provide for annual meetings (except to the extent that the Commission may interpret Section 16 of the 1940 Act not to require such meetings) or comply with Section 16(c) of the 1940 Act (although the Trust is not one of the trusts described in Section 16(c) of that Act) as well as with Sections 16(a) and, if and when applicable, 16(b) of the 1940 Act. Further, the Trust will act in accordance with the Commission's interpretation of the requirements of Section I6(a) with respect to periodic elections of Trustees and with whatever rules the Commission may promulgate with respect thereto.
ARTICLE IV    Sales Materials and Information
4.1.     The Company shall furnish, or shall cause to be furnished, in the Trust or the Trust Underwriter, each piece of salrs literature or other promotional material in which the Trust or the Trust's investment manager, sub-adviser or Trust Underwriter is named, at least five business days prior to its use. No such material shall be used if the Trust or the Trust Underwriter reasonably objects in writing to such use within five business days after receipt of such material.
4.2.     The Company represents and warrants that sales literature for the Contracts prepared by the Company or its affiliates will be consistent in all material respects with every law, rule, and regulation of any regulatory agency or self-regulatory agency that applies to the Contracts or to the sale of the Contract, including, but not limited to, NASD Conduct Rule 2210 and IM-2210-2 thereunder.
4.3.    The Company shall not give any information or that any representations or statement on behalf of the Trust or concerning the Trust in connection with the sale of the Contracts other than the information or representations contained in the registration statement or prospectus for the Trust shares as such registration statement and prospectus may be amended or supplemented from time to time, or in reports or proxy statements for the Trust, or in sales literature or other promotional material approved by the Trust or by the Trust Underwriter, except with the permission of the Trust or the Trust Underwriter. The Trust and the Trust Underwriter agree to respond to any request for approval on a prompt and timely basis. The Company shall adopt and implement procedures reasonably designed to ensure that information concerning the Trust, the Trust Underwriter, or any of their affiliates which is intended for use by brokers or agents selling the Contracts (i,e,. information that is not intended for distribution to Contract owners or prospective Contract owners) is so used, and neither the Trust the Trust Underwriter, nor any other affiliates shall be liable for any losses, damages, or expenses relating to the improper use of such broker only materials by agents of the Company or its affiliates who are unaffiliated with the Trust or the Trust Underwriter. The parties hereto agree that this Section 4.3 is not intended to designate nor otherwise imply that the Company is an underwriter or distributor of the Trust's shares.

4.4.    The Trust or the Trust Underwriter shall furnish, or shall cause to be furnished, to the Company or its designee, each piece of sales literature or other promotional material in which the Company, its Separate Account, or the Contracts are named, at least five business days prior to its use. No such material shall be used if the Company reasonably objects in writing to such use within five business days after receipt of such material.
4.5.    The Trust represents and agrees that sales literature for the Trust prepared by the Trust its affiliates in connection with the sale of the Contracts will be consistent in all material respects with every law, rule and Regulation of any regulatory agency or self regulatory agency that applies to the Trust or to the sale of Trust shares, including, but not limited to, NASD Conduct Rule 2210 and IM-2210-2 thereunder.
4.6.     The Trust and the Trust Underwriter shall not give any information or make any representations on behalf of the Company or concerning the Company, each Separate Account, or the Contracts other than the information or representations contained in a registration statement or prospectus for the Contracts, as such registration statement or prospectus may be amended or supplemented from time to time, or in published reports for each Separate Account which are in the public domain or approved by the Company for distribution to Contract owners or participants or in sales literature or other promotional material approved by the Company, except with the permission of the Company. The Company agrees to respond to any request for approval on a prompt and basis. The Trust and the Trust Underwriter shall mark information produced by or on behalf of the Trust "FOR BROKER USE ONLY" which is intended for use by brokers or agents selling the Contracts (i.e., information that is not intended for distribution to Contract owners or prospective Contract owners) is so used., and neither the Company nor any of its affiliates shall be liable for any losses, damages, or expenses arising on account of the use by brokers of such information with third parties in the event that is not so marked.
4.7.    The Trust will provide to the Company at least one copy of all registration statements, prospectus, statements of additional information, reports, proxy statements, sales literature and other promotional materials, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to the Trust or its shares, contemporaneously with the filing of such document with the SEC or other regulatory authorities.
4.8    The Company will provide to the Trust, upon request, at least one complete copy of all registration statements that relate to the Contacts or each Separate Account. The Company shall promptly inform the Trust of any examination by the SEC (or other regulatory authorities) that relates to the Funds in the Contract.
4.9.    Fur purposes of Article IV, the phrase "sales literature or other promotional material" includes, but is not limited to, advertisements (such as material published, or deisigned for use in, a newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, or other public media), sales literature (i.e., any written communication.,distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, reprints or excerpts of any other advertisement, sales literature, or published article), educational or training materials or other communications distributed or made generally available to some or all agents or employees, registration statements, prospectuses, statements of additional information, shareholder reports, and proxy materials and any other material constituting sales literature or advertising under NASD Conduct Rules, the 1940 Act or the 1933 Act.
ARTICLE V    Fees and Expenses
5.1.    The Trust and Trust Underwriter shall pay fee or other compensation to the Company under this Agreement, except subject to Rule 12b-1 Plan to finance distribution expenses, in which case, subject to obtaining any required exemptive orders, or other regulatory approvals, the Trust Underwriter may make. payments to the Company or to the underwriter for the Contract if and in amounts agreed to by the Trust Underwriter in writing. Each party, however, shall, in accordance with the allocation of expenses specified in this Agreement, reimburse other parties for expenses initially paid by one party but allocated to anther party. In addition, nothing herein shall prevent parties hereto from otherwise agreeing to perform, and arranging for appropriate compensation for, other services relating to the Trust and/or to the Separate Accounts.
5.2.    All expenses incident to performance by the Trust of this Agreement shall be paid by the Trust to the extent permitted by law. All Trust shares will be duly authorized for issuance and registered in accordance with applicable federal law and to the extent deemed advisable by the Trust, in accordance with applicable state law, prior to sale. The Trust shall bear the expenses for the cost of registration and qualification of the initial shares, preparation and filing of the Trust's prospectus and registration statement, Trust proxy materials and reports, printing proxy materials and annual reports for existing Contract owners, setting in type the Trust's prospectuses, the preparation of all statements and notices required by any federal or State law, all taxes on the issuance or transfer of the Trust's shares, and any expenses permitted to be paid or assumed by the Trust pursuant to any Rule 12b-1 Plan under the 1940 Act duly adopted by the Trust.
5.3.    The Company shall bear all expenses associated with the registration, qualification, and filing of the Contracts under applicable federal securities and state insurance laws; the cost of preparing, printing, and distributing the Contract prospectuses and statements of additional information; and the cost at printing and distributing annual individual account statements for Contract owners as required by state insurance law.
ARTICLE VI    Diversification
6.1.    The Trust represents and warrants that, at all times, the Funds will comply with Section 817 of the Code and all regulations thereof, relating to the diversification requirements for variable annuity, endowment, or life insurance contracts and any amendments or other modifications to such Section or Regulations. In the event a Fund ceases to so qualify, the Trust will take all reasonable steps (a) to notify Hartford immediately of such event and (b) to adequately diversify the Fund so as to achieve compliance within the grace period afforded by Treasury Regulation 1.817-5.
ARTICLE VII    Potential Conflicts
7.1.    If and to the extent that the Trust engages in mixed and shared funding as contemplated by exemptive relief provided by the SEC and applicable to the Trust, this Article VII shall apply.
7.2.    The Board of Trustees of the Trust (the "Trust Board") will monitor the Trust for the existence of any material irreconcilable conflict among the interests of the Contract owners of all separate accounts investing in the Trust. A material irreconcilable conflict may arise for a variety of reasons, including: (a) as action by any state insurance regulatory authority; (b) a change in applicable federal or state insurance, tax, or securities laws or regulations, or a public ruling, private letter ruling, no-action or interpretative letter, or any similar action by insurance, tax, or securities regulatory authorities; (c) an administrative or judicial decision in any relevant proceeding, (d) the manner in which the investments of any Fund are being managed; (e) a difference in voting instructions given by variable annuity contract owners, variable life insurance contract owners, and trustees of qualified pension or retirement plans; (f) a decision by a Participating Insurance Company to disregard the voting instructions of Contract owners; or (g) if applicable, a decision by a qualified pension or retirement plan to disregard the voting. The Trust shall promptly inform the Company if it determines that a material irreconcilable conflict exists and the implications thereof. A majority of the Trust Board shall consist of Trustees who are not "interested persons" of the Trust.
7.3.     The Company has reviewed a copy of the Mixed and Shared Funding Order, and it has reviewed the conditions to the requested relief set forth therein. The Company agrees to assist the Trust Board in carrying out its responsibilities under the Mixed and Shared Fording Order, by providing the Trust Board with all information reasonably necessary for the Trust Board to consider any issues raised. This includes, but is not limited to, an obligation by the Company to inform the Trust Board whenever Contract owner voting instructions are disregarded. The Trust Board shall record in its minutes or other appropriate records, all reports received by it and all action with regard to a conflict.
7.4.    If it is deemed by a majority of the Trust Board, or a majority of its disinterested Trustees, that a material irreconcilable conflict exists, the Company shall, at its expense and to the extent reasonably practicable (as determined by a majority of the disinterested Trustees), take whatever steps are necessary to remedy or eliminate the material irreconcilable conflict, up to and including; (a) withdrawing the assets allocable to some or all of the Separate Accounts from the relevant Fund and reinvesting such nets in a different investment medium, including another Fund, or in the case of insurance company participants submitting the question as to whether such segregation should be implemented by a vote of all affected Contract owners and, as appropriate, segregating the assets of any appropriate group (i.e., annuity Contract owners or life insurance Contract owners of one or more Participating Insurance Companies) that votes in favor of such segregation, or offering to the affected Contract owners the option of making such a changer and (b) establishing a new registered management investment company or managed Separate Account,
7.5.    If the Company's disregard of voting instructions could conflict with the majority of Contract owner voting instructions, and the Company's judgment represents a minority position or would preclude a majority vote, the Company may be required. at the Trust's election, to withdraw the Separate Account's investment in the Trust and terminate this Agreement with respect to such Separate Account, and no charge or penalty will be imposed as a result of such withdrawal. Any such withdrawal and termination shall take place within 30 days after written notice is given that this provision is being implemented, subject to applicable law but in any event consistent with the term of the Mixed and Shared Funding Order. Until such withdrawal and termination is implemented, the Trust Underwriter and the Trust shall continue to accept and implement orders by the Company for the purchase and redemption of shares of the Trust. Such withdrawal and termination shall be limited to the extent required by the foregoing to the material irreconcilable conflict as determined by a majority of disinterested Trustees.
7.6.    If a particular state insurance regulator's decision applicable to the Company conflicts with the majority of other state insurance regulators, then the Company will withdraw the Separate Account's investment in the Trust and terminate this Agreement with respect to such Separate Account within 30 days after the Trust informs the Company of a material irreconcilable conflict, subject to applicable but in any event consistent with the terms of the Mixed and Shared Funding Order. Until such withdrawal. and termination is implemented, the Trust Underwriter and the Trust shall continue to accept and implement orders by the Company for the purchase and redemption of shares of the Trust. Such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of disinterested Trustees.
7.7.    For purposes of Sections 7.4 through 7.7 of this Agreement, the majority of the disinterested members of the Trust Board shall determine whether any proposed action adequately remedies any material irreconcilable conflict, but in no event will the Trust or the Trust Underwriter be required to establish a new funding medium for the Contracts. The Company shall not be required by Section 7.4 to establish a new funding medium for the Contracts if an offer to do so has been declined by vote of a majority of Contract owners materially adversely affected by the material irreconcilably conflict.
7.8.    The Trust Board's determination of the existence of a material irreconcilable conflict and its implication will be made known in writing to the Company.
7.9.    The Company shall at least annually submit to the Trust Board such reports, materials, or data as the Trust Board may reasonably request so that the Trustees may fully carry out the duties imposed upon the Trust Board by the Mixed and

Shared Funding Order, and said reports, materials and data shall be submitted more frequently if deemed appropriate by the Trust Board.
7.10.    If and to the extent that Rule 6e-2 and Rule 6e-3(T) are amended, or Rule 6e-3(T) is adapted, to provide exemptive relief from any provision of the 1940 Act or the rules promulgated thereunder with respect to mixed or shared funding (as defined in the Mixed and Shared Funding Order) on terms and conditions materially different from those contained in the Mixed .and Shared Funding Order, the Trust and/or the Company, as appropriate, shall take such steps as may be necessary to comply with Rules 6-e2 and 6e-3(T), as amended, and Rule 6e-3, as adopted, to the extent such rules are applicable.
ARTICLE VIII    Indemnification
8.1.     Indemnification Bv The Company
(a)    The Company agrees to indemnify and hold harmless the Trust, the Trust Underwriter, and each of the Trust's or the Trust Underwriter's directors, officers, employer, or agents and each person, if any, who controls the Trust or the Trust Underwriter within the meaning of such terms under the federal securities laws (collectively, the "indemnified parties" for purposes of this Section 8.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Company), or litigation (including reasonable legal and at other expenses), to which the indemnified parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale, acquisition, or redemption of the Trust's shares of the Contracts and;
(1)    arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in the registration statements, prospectuses or statements of additional information for the Contracts or contained in the Contracts, or sales literature or other promotional material for the Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made; provided that this agreement to indemnify shall not apply as to any indemnified patty if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Company by or on behalf-of the Trust for use in the registration statement, prospectus or statement of information for the Contracts, or in the Contracts or sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contacts or Trust shares; or
(2)    arise out of or as a result of statements or representations by or on behalf of the Company (other than statements or representations contained in the Trust registration statement, Trust prospectus or sales literature of other promotional material of the Trust not supplied by the Company or persons under its control) or wrongful conduct by the Company or persons under its control, with respect to the sale or distribution of the Contracts or Trust shares; or
(3)    arise out of or as a result from any untrue statement or alleged untrue statement of material fact contained in the Trust's registration statement, prospectus, statement of additional information, sales literature or other promotional material of the Trust or any amendment thereof, or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made, if such a statement or omission was made in reliance open and in conformity with information furnished to the Trust by or on behalf of the Company or persons under its control; or
(4)    an as a result of any failure by the Company to provide the services and furnish the materials or to make any payments under the terms of this Agreement; or

(5)    arise out of any material breach of any representation and/or warranty made by the Company in this Agreement or arise out of or result out of any other material breach by the Company of this Agreement;
except to the extent provided in Sections 8.1(b) and 8.4 hereof. This indemnification shall be in addition to any liability which the Company may otherwise have.
(b)    No party shall be entitled to indemnification by the Company if such loss, claim, damage, liability or litigation is due to the willful misfeasance, bad faith, gross negligence, or reckless disregard of duty by the party seeking indemnification.
(c)    The indemnified parties will promptly notify the Company of the commencement of any litigation or proceedings against them in connection with the issuance or sale of the Trust shares or the Contracts or the operation of the Trust.
8.2.    Indemnification By the Trust Underwriter
(a)    The Trust Underwriter agrees to indemnify and hold harmless the Company and each of its directors, officers, employees, or agents and each person, if any, who controls the Company within the meaning of such terms under the federal securities laws (collectively, the "indemnified parties" for purposes of this Section 8.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Trust Underwriter), or litigation (including reasonable legal and other expenses) to which the indemnified parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale, acquisition, or redemption of the Trust's shares or the Contracts and:
(1)arise out of or are based upon any untrue statement or alleged untrue statement, of any material fact contained in the registration statement, prospectus, or statement of additional information for the Trust, or sales literature or other promotional material of the Trust (or any amendment or supplement to any of the foregoing or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made; provided that this agreement to indemnify shall not apply as to any indemnified party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Trust Underwriter or the Trust by or on behalf of the Company for use in the registration statement, prospectus, or statement of additional information for the Trust or in sales literature of the Trust (or any amendment or supplement thereto) or otherwise for use in connection with the sale of the Contracts or Trust shares; or
(2)arise out of or as a result of statements or representations (other than statements or representations contained in the Contracts or in the Contract or Trust registration statement, the Contract or Trust prospectus, statement of additional information, or sales literature or other promotional material for the Contracts or of the Trust not supplied by the Trust Underwriter or persons under the control of the Trust Underwriter) or wrongful conduct of the Trust Underwriter or persons under the control of the Trust Underwriter, with respect to the sale or distribution of the Contracts or Trust shares; or
(3)arise out of or result from any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus. statement of additional information, or sales literature or other promotional material covering the Contracts (or any amendment thereof or supplement thereto), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading in light of the circumstances in which they were made, if such statement or omission was made in reliance upon and in conformity with information furnished to the Company by or on behalf of the Trust Underwriter or persons under the control of the Trust Underwriter; or

(4)    arise as a result of any failure by the Trust Underwriter to provide the services and furnish the materials under the terms of this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the diversification requirements and procedures related thereto specified in Article VI of this Agreement; or
(5)    arise out of or results from any material breach of any representation and/or warranty made by the Trust Underwriter in this Agreement or arise out of or result from any other material breach of this Agreement by the Trust Underwriter.
except to the extent provided in Sections 8.2(b) and 8.4 hereof. This indemnification shall be in addition to any liability which the Trust Underwriter may otherwise have.
(a)No party shall he entitled to indemnification by the Trust Underwriter if such loss, claim, damage, liability or litigation is due to the willful misfeasance, bad faith, gross negligence, or reckless disregard of duty by the party seeking indemnification.
(b)The indemnified parties will promptly notify the Trust of the commencement of any litigation or proceedings against them in connection with the issuance or sale of the Contracts or the operation of each Separate Account
8.3.    Indemnification By the Trust
(a)    The Trust agrees to indemnify and hold harmless the Company and each of its directors, officers, employees, or agents, and each person, if any, who controls the Company within the meaning of such terms under the federal securities laws (collectively, the "indemnified parties" for purposes of this Section 8.3) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Trust), or litigation (including reasonable legal and other expenses) to which the indemnified parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the operations of the Trust and:
(1)arise as a result from any failure by the Trust to provide the services and furnish the materials under the terms of this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the diversification requirements and procedures related thereto specified in Article VI of this Agreement); or
(2)arise out of or result from any material breach of any representation and/or warranty made by the Trust in this Agreement or arise out of or result from any other material breach of this Agreement by the Trust;
except to the extent provided in Sections 8.3(b) and 8.4 hereof. This indemnification shall be in addition to any liability which the Trust may otherwise have.
(a)No party shall be entitled to indemnification by the Trust if such loss, claim, damage, liability or litigation is due to the willful misfeasance, bad faith, gross negligence, or reckless disregard of duty by the party seeking indemnification.
(b)The indemnified parties will promptly notify the Trust of the commencement of any litigation or proceedings against it in connection with the issuance or sale of the Contracts or the operation of each Separate Account.
8.4.     Indemnification Procedures
Any person obligated to provide indemnification under this Article VIII ("indemnifying party" for the purpose of this Section 8.4) shall not be liable under the indemnification provisions of this Article VIII with respect to any claim made against a party entitled to indemnification under this Article VIII ("indemnified party" for the purpose of this Section 8.4) unless such indemnified party shall have notified the indemnifying party in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim have been served upon such indemnified party (or after such party shall have received notice of such service upon any designated agent), but failure to notify the indemnifying party of any such claim shall not relieve the indemnifying party from any liability which it may have to the indemnified party against whom such action is brought under the indemnification provision of this Article VIII, except to the extent that the failure to notify results in the failure of actual notice to the indemnifying party and such indemnifying party is damaged solely as a result of the failure to give such notice. In addition, any failure by the indemnified party to notify any indemnifying party of any such claim shall not relieve the indemnifying party from any liability which it may have to the indemnified party against whom the action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the indemnified party, the indemnifying party will be entitled to participate, at its own expense, in the defense thereof. The indemnifying party also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the indemnifying party to the indemnified party of the indemnifying party's election to assume the defense thereof, the indemnified party shall bear the fees and expenses of any additional counsel retained by it, and the indemnifying party will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation, unless (1) the indemnifying party and the indemnified party have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. A successor by law of the parties to this Agreement shall be entitled to the benefits of the indemnification contained in this Article VIII. The indemnification provisions contained in this Article VIII shall survive any termination of this Agreement.
ARTICLE IX    Applicable Law
9.1.    This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the State of Delaware without giving effect to conflicts of laws provisions thereof.
9.2.     This Agreement shall be subject to the provisions of the 1933, 1934, and 1940 Acts, and the rules, regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the SEC may grant (including, but not limited to, the Mixed and Shared Funding Order) and the term's hereof shall be jute: p: led arid cornmeal in accordance. therewith.
ARTICLE X    Termination
10.1.    This Agreement shall terminate automatically in the event of its assignment, unless made with written consent of each party; or
(a)    at the option of any party upon six months advance written notice to the other parties; or
(b)    at the option of the Company if shares of the Funds delineated in Exhibit B arc not reasonably available to meet the requirements of the Contracts as determined by the Company; or
        (c)    at the option of the Trust upon institution of formal proceedings against the Company by the NASD, the SEC, the insurance commission of any state or any other regulatory body, which would have a material adverse effect on the Company's ability to perform its obligations under this Agreement; or
        (d)    at the option of the Company upon institution of formal proceedings against the Trust or the Trust Underwriter by the NASD, the SEC, or any state securities or insurance department or any other regulatory body, which would have a material adverse effect on the Trust Underwriter's or the Trust's ability to perform its obligations under this Agreement; or
        (e)    at the option of the Trust or the Trust Underwriter by written notice to the Company, if the Company gives the Trust and the Trust Underwriter the written notice specified in Section 1.8(b) hereof and at the time such notice was given there was no notice of termination outstanding under any other provision of this Agreement; provided, however, any termination under this Section 10.1(e) shall be effective sixty (60) days after the notice specified in Section 1.8(b) was given; or
        (f)    at the option or the Company or the Trust upon a determination by a majority of the Trust Board, or a majority of the disinterested Trustees, that a material irreconcilable conflict exists among the interests of (i) all contract owners of variable insurance products of all separate accounts, or (ii) the interests of the Participating Insurance Companies investing in the Trust as delineated in Article VII of this Agreement; or
        (g)    at the option of the Company if the Trust ceases to qualify as a Regulated Investment Company under Subchapter M of the Internal Revenue Code, or under any successor or similar provision, or if the Company reasonably believes that the Trust may fail to so qualify; or
        (h)    at the option of the Company if the Trust fails to meet the diversification requirements specified in Article VI hereof or if the Company reasonably believes that the Trust will fall to meet such requirements; or
(i)    it the option of any party to this Agreement, upon another party's failure to cure a material breach of any provision of this Agreement within thirty days; or
(j)    at the option of the Company, if the Company determines in its sole judgment exercised in good faith, that either the Trust or the Trust Underwriter has suffered a material adverse change in its business, operations, or financial condition since the date of this Agreement or is the subject of material adverse publicity which is likely to have a material adverse impact upon the business and operations or the Company or the Contracts (including the sale thereof); or
(k)    at the option of the Trust or Trust Underwriter, if the Trust or Trust Underwriter respectively, shall determine in its sole judgment exercised in good faith, that the Company has suffered a material adverse change in its business, operations, or financial condition since the date of this Agreement or is the subject of material adverse publicity which is likely to have a material adverse impact upon the business and operations of the Trust or Trust Underwriter; or
(l)    subject to the Trust's compliance with Article VI hereof, at the option of the Trust in the event any of the Contracts are not issued or sold in accordance with applicable requirements of federal and/or stale law. Termination shall be effective immediately upon such occurrence without notice.
10.2.     Notice Requirement
(a)    In the event that any termination of this Agreement is based upon the provisions of Article VII, such prior written notice shall be given in advance of the effective date of termination as required by such provisions.
(b)    In the event that any termination of this Agreement is based upon the provision of Sections 10.1(b) - (d) or 10.1(g) - (i) prompt written notice of the election to terminate this Agreement for cause shall be furnished by the party terminating the Agreement to the non-terminating parties, with said termination to to be affective upon receipt of such notice by the non-terminating parties.
(c)    In the event that any termination of this Agreement is based upon the provisions of Sections 10.1(j) or 10.1(k), prior written notice of the election to terminate this Agreement for cause shall be furnished by the party terminating this Agreement to the nonterminating parties. Such prior written notice shall be given by the party terminating this Agreement to the nonterminating parties at least 30 days before the effective date of termination.

10.3.    It is understood and agreed that the right to terminate this Agreement pursuant to Section 10.1(a) may be exercised for any reason or for no reason.
10.4.     Effect of Termination
(a)Notwithstanding any termination of this Agreement pursuant to Section 10.1 of this Agreement and subject to Section 1.3 of this Agreement, the Company may require the Trust and the Trust Underwriter to continue to make available additional shares of the Trust for so long after the termination of this Agreement as the Company desires pursuant to the terms and conditions of this Agreement as provided in paragraph (b) below, for all Contracts in effect on the effective date of termination of this Agreement (hereinafter referred to as "Existing Contracts"). Specifically, without limitation, the owners of the Existing Contracts shall be permitted to reallocate investments in the Trust, redeem investments the Trust and/or invest in the Trust upon the making of additional purchase payments under tho Existing Contracts. The parties agree that this Section 10.4 shall not apply to any termination under Article VII and the effect of such Article VII terminations shall be governed by Article VII of this Agreement.
(b)If shares of the Trust continue to be made available after termination of this Agreement pursuant to this Section 10.4, the provisions of this Agreement shall remain in effect except for Section 10.1(a).
10.5.     The Company shall not redeem Fund shares attributable to the Contracts (as opposed to Fund shares attributable to the Company's assets held in the Account) except (i) as necessary to implement Contract Owner initiated or approved transactions, or (ii) as required by sate and/or federal laws or regulations or judicial or other legal precedent of general application or as permitted by an SEC exemptive order (hereinafter referred to as a "Legally Required Redemption"). Upon request, the Company will promptly furnish to the Trust and the Trust Underwriter the opinion of counsel for the Company (which counsel shall be reasonably satisfactory to the Trust and the Trust underwriter) to the effect that any redemption pursuant to clause (ii) above is a Legally Required Redemption. Furthermore, except in cases where permitted under the terms of the Contracts, the Company shall not prevent Contract Owners from allocating payments to a Fund that was otherwise available under the Contracts without first giving the Trust or the Trust Underwriter 90 days notice of its intention to do so.
ARTICLE.    Notices
11.1.    Any notice shall be deemed duly given only if sent by hand, evidenced by written receipt or by certified mail, return receipt requested, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party. All notices shall be deemed given three business days after the date received or rejected by the addressee.

            If to the Trust:        C. David Messman, Esq.
                        Vice President & Senior Counsel
                        Wells Fargo Bank
                        Legal Department
                        633 Folsom Street - 7th Floor
                        San Francisco, CA 94107-3600

            If to the Company:    Hartford Life and Annuity Insurance Company
                        200 Hopmeadow St.
                        Simsbury, CT 06089
                        Attention: Senior Vice President - IPD
                        cc: General Counsel
                        cc: International Corporate Marketing Group
                        100 Campus Dr., Suite 250
                        Florham Park, NJ 07932
                        Attention: President

            If to the Trust Underwriter:     Stephens Inc.
     111 Center Street
     Little Rock, AK 72201
     Attention: Richard H. Blank, Vice President
ARTICLE XII    Miscellaneous
12.1.     All persons dealing with the Trust must look solely to the property of the Trust for the enforcement of any claims against the Trust as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Trust.
12.2.     Subject to law and regulatory authority, each party hereto shall treat as confidential all information reasonably identified as such in writing by any other party hereto (including without limitation the names and addresses of the owners of the Contracts) and, except as contemplated by this Agreement, shall not disclose, disseminate or utilize such confidential information until such time as it may come into the public domain without the express prior written consent of the affected party.
12.3.    The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.
12.4.    This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.
12.5.     If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.
12.6    This Agreement shall not be assigned by any party hereto without the prior written consent of all the parties.
12.7.     Each party hereto shall cooperate with each other party and all appropriate governmental authorities (including without limitation the SEC, the NASD, and state insurance regulators) and shall permit each other and such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby.
12.8.     Each party represents that the execution and delivery of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by all necessary corporate or trust action, as applicable, by such party and when so executed and delivered this Agreement will be the valid and binding obligation of such party enforceable in accordance with its terms.
12.9.     The parties to this Agreement may amend the exhibits to this Agreement from time to time to reflect changes in or relating to the Contracts, the Separate Accounts or the Funds of the Trust.
12.10     The Trust has filed a Certificate of Trust with the Secretary of State of The State of Delaware. The Company acknowledges that the obligations of or arising out of the Trust's Declaration of Trust are not binding upon any of the Trust's Trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Trust in accordance with its proportionate interests hereunder. The Company further acknowledges that the assets and liabilities of each Fund are separate and distinct and that the obligations of or arising out of this instrument are binding solely upon the assets or property of the Fund on whose behalf. the Trust has executed this instrument. The Company also agrees that the obligations of each Fund hereunder shall be several and not joint, in accordance with its proportionate interest hereunder, and the Company agrees not to proceed against any Fund for the obligations of another Fund.

12.11.     Except as otherwise expressly provided in this Agreement, neither the Trust nor the Trust Underwriter nor any affiliate thereof shall use any trademark, trade name, service mark or log of the Company or any of its affiliates, or any variation of any such trademark, trade name, service mark or logo without the Company's prior written consent, the granting of which shall be at the Company's sole option. Except as otherwise expressly provided in this Agreement, neither the Company nor any affiliate thereof shall use any trademark, trade name, service mark or logo of the Trust or of the Trust Underwriter, or any variation of any such trademark, trade name, service mark or logo without the prior written consent of either the Trust or of the Trust Underwriter, as appropriate, the granting of which shall be at the sole option of the Trust or of the Trust Underwriter, as applicable.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.
Wells Fargo Variable Trust
    By: /s/ C. David Messman
    Name: C. David Messman
    Title: Secretary
Hartford Life and Annuity Insurance Company
    By:
    Name:
    Title:
Stephens Inc.
    By: /s/ Richard H. Blank
    Name: Richard H. Blank
    Title: Sr. Vice President

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.
Wells Fargo Variable Trust
    By:
    Name: C. David Messman
    Title:
Hartford Life and Annuity Insurance Company
    By: /s/ James P Van Etten
    Name: James P Van Etten
    Title: Asst. Vice President
Stephens Inc.
    By:
    Name: Richard H. Blank
    Title:

EXHIBIT A
Separate Account and Contracts
Subject to the Participation Agreement
Separate Account:    ICMG Registered Variable Life Separate Account One
(established October 9, 1995)
Contracts:        GVL-95(P) Group Flexible Premium Variable Life Insurance Contract

EXHIBIT B
Funds Subject to the Participation Agreement
Wells Fargo Equity Income Fund
Wells Fargo Asset Allocation Fund
Wells Fargo Growth Fund
Wells Fargo Equity Value Fund
Wells Fargo Money Market Fund
Wells Fargo Small Cap Growth Fund
Wells Fargo Corporate Bond Fund
Wells Fargo Large Company Growth Fund

EXHIBIT C
Funds Available under the Contracts Prior to this Agreement

AMENDMENT NO. 1
to the
PARTICIPATION AGREEMENT
By and Among
WELLS FARGO VARIABLE TRUST,
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY,
HARTFORD LIFE INSURANCE COMPANY
and
STEPHENS INC.
THIS AMENDMENT is effective as of the 31st day of October 2001, by and among WELLS FARGO VARIABLE TRUST (the "Trust"); HARTFORD LIFE AND ANNUITY INSURANCE COMPANY ("HL&A") and HARTFORD LIFE INSURANCE COMPANY ("HLIC") (together the "Company"); and STEPHENS INC. (the "Tnist Underwriter").
WHEREAS, the Trust, HL&A and the Trust Underwriter are parties to that certain Participation Agreement dated July, 2000 (the "Agreement"); and
WHEREAS, the Trust, HL&A and the Trust Underwriter wish to amend and restate Exhibit A to the Agreement in order to expand the number of Separate Accounts which may purchase shares of the Funds under the Agreement and add certain variable annuity contracts to the Contracts covered by the Agreement; and
WHEREAS, the Trust, HL&A and the Trust Underwriter wish to amend and restate Exhibit B to the Agreement in order to expand the number of Funds, the shares of which shall be available for purchase by the Separate Accounts to fund the Contracts; and
WHEREAS, the Trust, HL&A and the Trust Underwriter wish to add HLIC as a party to the Agreement as an issuer of the Contracts; and
WHEREAS, the parties hereto wish to amend certain provisions of the Agreement related to the (i) purchase and sale of Fund shares and certain operational matters, (ii) allocation of expenses for prospectuses and statements of additional information, and (iii) observance of certain privacy provisions of the Gramm-Leach-Bliley Act.
NOW, THEREFORE, in consideration of the mutual promises contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, HL&A, HLIC, the Trust and the Trust Underwriter hereby agree as follows:
Hartford Life Insurance Company Added as a Party. Hartford Life Insurance Company is hereby added as a party to the Agreement and after the date of this amendment, the term "Company" shall include both Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company.

Operations Matters. Section 1.7 of Article I of the Agreement is deleted in its entirety and replaced with the following:
1.7.     Each purchase, redemption and exchange order placed by the Company shall be placed separately for each Fund and shall not be netted with respect to any Fund. However, with respect to the payment of the purchase price by the Company and of redemption proceeds by the Trust, the Company and the Trust shall each net purchase and redemption orders, respectively, and each transmit one net payment for all Funds in accordance with Section 1.8.
The following are added as new Section 1.13 of Article I:
1.13. NSCC Fund/Serv. The Company may purchase, redeem and settle purchases and redemptions of shares of the Funds in accounts registered in the name of the Company or the Separate Account via NSCC Fund/Serv and without a guaranteed endorsement on the certificates representing such shares, or, if no certificates for such shares have been issued, without a guaranteed endorsement, and the Trust and Trust Underwriter agree to allow such purchases, redemptions and settlement, subject to the following:
(a)The wire order purchase or redemption request is placed through NSCC Fund/Serv.
(b)In the case of certificated shares, the appropriate certificate(s) are received as settlement and the reverse of such certificate(s) is not completed or signed in a manner deemed inconsistent by the Trust's transfer agent ("Transfer Agent") in its sole judgment.
(c)The Company hereby warrants to the Trust Underwriter, the Transfer Agent, and the Fund(s) that each purchase and redemption has been authorized by the Contract owner prior to initiation and that the Company has internal procedures in place to assure that the instructions described herein are authorized only by appropriate persons.
(d)This arrangement will be governed by and subject to rules and procedures established by the Trust Underwriter and the Transfer Agent for effecting such transactions,
(e)The Trust Underwriter may terminate the Company's participation in the transactions described in this paragraph at any time if the Trust Underwriter reasonably believes or has reason to believe that the Company has failed or may fail to comply with any of the conditions set forth herein with 48 hours written notice followed by telephone confirmation. Such termination shall not affect the Company's responsibilities under this Article I with respect to such transactions.
Prospectus and Statement of Additional Information. Section 3.1 of Article III of the Agreement is deleted in its entirety and replaced with the following:
3.1    (a)    The Trust Underwriter, at the Company's expense, will print and provide the Company with as many copies of the Trust's current prospcctus(es) and statement of additional information as the Company may reasonably request for sales of Contracts and promotion of Trust series to holders of Contracts who do not have Contract values allocated to such Series. The Trust Underwriter, at its expense, will print and provide the Company with as many copies of the Trust's current prospectus(es) and statement of additional information as the Company may reasonably request for use with existing Contract owners who have Contract values allocated to any Series of the Trust. At the Company's request, the Trust will provide (in lieu of printed prospectuses) camera-ready film, computer diskettes or typeset electronic document files containing the Trust's prospectus(es) and statement of additional information for printing by the Company at the Trust's expense. The Company will deliver, at the Trust's expense, the Trust's prospectus(es) and statement of additional information to existing owners of the Contracts. The Company may elect to print the Trust's prospectus(es) and/or its statement of additional information in combination with other fund companies' prospectuses and statements of additional information. In this case, the Trust's share of the total expense for printing and delivery of the combined prospectus shall be determined pro-rata based upon the page count of the Trust's prospectus as compared to the total page count for the combined prospectus containing all other funds offered under the Contracts, and the proportion of such combined prospectus(es) and/or statements of additional information provided to existing owners of Contracts (at the Trust's expense), and to prospective Contract owners or for other promotional purposes.
(b)    The Company, at its expense, will print the prospectus for the Contracts for use with prospective owners of the Contracts. if the Company chooses to receive camera-ready film, computer diskettes or typeset electronic document files of the Trust's prospectus(es) and statement of additional information (in lieu of receiving printed copies), the Trust shall bear the cost of providing the camera-ready film, diskettes or type-set electronic document files.
New Exhibit A. Exhibit A to the Agreement is hereby amended and restated in accordance with Exhibit A attached hereto.
New Exhibit B. Exhibit B to the Agreement is hereby amended and restated in accordance with Exhibit B attached hereto.

Privacy Rights of Contract Owners. The following is added to the end of Section 12.2 at Article XII of the Agreement:
Each party agrees that it will diligently protect the privacy rights of owners of the Contracts in accordance with applicable federal and state laws and regulations, including Title V of the Gramm-Leach-Bliley Act of 1999.
Counterparts. This Amendment may be executed in counterparts, each of which shall be an original and all of which together shall constitute one instrument.
Unmodified Terms. In all other respects, the terms of the Agreement remain in full force and effect.
IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the first above-written date.

WELLS FARGO VARIABLE TRUST            STEPHENS INC.

By: /s/ [illegible]                        By: /s/ [illegible]

Its: Secretary                        Its: SVP
Duly Authorized                        Duly Authorized

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
HARTFORD LIFE INSURANCE COMPANY

By: /s/ Bruce W. Ferris
Its Vice President
Duly Authorized

EXHIBIT A
Separate Accounts and Contracts
Subject to the Participation Agreement

Separate Account ICMG Registered Variable Life Separate Account One
(established October 9, 1995)
Contracts: GVL-95(P) Group Flexible Premium Variable Life Insurance Contract

Separate Account: Hartford Life Insurance Company Separate Account Two
(established June 2, 1986)
Contracts: HL-VA-99 Series VII of The Director variable annuity; HL-VA-00 The
Director Outlook variable annuity

Separate Account: Hartford Life and Annuity Insurance Company Separate Account One
(established May 20, 1991)
Contracts: LA-VA-99 Series VII of The Director variable annuity; LA-VA-00 The
Director Outlook variable annuity

EXHIBIT B
Funds Subject to the Participation Agreement
Wells Fargo Asset Allocation Fund
Wells Fargo Corporate Bond Fund
Wells Fargo Equity Income Fund
Wells Fargo Equity Value Fund
Wells Fargo Growth Fund
Wells Fargo International Equity Fund
Wells Fargo Large Company Growth Fund
Wells Fargo Money Market Fund
Wells Fargo Small Cap Growth Fund

AMENDMENT NO. 2
to the
PARTICIPATION AGREEMENT
By and Among
WELLS FARGO VARIABLE TRUST,
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY,
HARTFORD LIFE INSURANCE COMPANY
and
STEPHENS INC.
Effective January 1, 2002, the Participation Agreement is amended as follows:
1.    Paragraph 3.5 is amended as follows:
a. The first sentence is deleted in its entirety and replaced with the following:
"a. For its registered Accounts, to the extent required by law, the Company shall:"
b. The following is added as sub-paragraph 3.5(b)
"b. For its unregistered Accounts which are exempt from registration under the 1940 Act in reliance upon Section 3(c)(1) or Section 3(c)(7) thereof, the Company represents and agrees that:
(1)the principal underwriter for each such unregistered Account and its subaccounts is registered as a broker-dealer under the Securities and Exchange Act of 1934 (the "1934 Act");
(2)the shares of the Series of the Trust are and will continue to be the only investment securities held by the corresponding Account subaccounts; and
(3)with regard to each Series, the Company, on behalf of the corresponding Account subaccount, will:
(i)vote such shares held by it in the same proportion as the vote of all other holders of such shares; and
(ii)refrain from substituting shares of another security for such shares unless the SEC has approved such substitution in the manner provided in Section 26 of the 1940 Act."
2.    The following separate account is added to Exhibit A:

Separate Account: ICMG Series III B
(established February 8, 1996)

Contracts: GVL-93(P) Group Flexible Premium Variable
    Life Insurance Contract
Counterparts. This Amendment may be executed in counterparts, each of which shall be an original and all of which together shall constitute one instrument.
Unmodified Terms. In all other respects, the terms of the Agreement remain in full force and effect.
IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the first above-written date.

WELLS FARGO VARIABLE TRUST            STEPHENS INC.

By: /s/ [illegible]                        By: /s/ [illegible]
Its     Secretary                    Its    SVP

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
HARTFORD LIFE INSURANCE COMPANY

By: /s/ [illegible]
Its     AVP

AMENDMENT NO. 3
to the
PARTICIPATION AGREEMENT
By and Among
WELLS FARGO VARIABLE TRUST,
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY,
HARTFORD LIFE INSURANCE COMPANY
and
STEPHENS INC.
THIS AMENDMENT is effective as of the 2nd day of September, 2003, by and among WELLS FARGO VARIABLE TRUST (the "Trust"); HARTFORD LIFE AND ANNUITY INSURANCE COMPANY ("HL&A") and HARTFORD LIFE INSURANCE COMPANY ("HLIC") (together the "Company"); and STEPHENS INC. (the "Trust Underwriter).
WHEREAS, the Trust, the Company and the Trust Underwriter are parties to that certain Participation Agreement dated July 2000, as amended by Amendment No. 1 dated October 31, 2001, as amended by Amendment No. 2 dated January 1, 2002, (the "Agreement"); and
WHEREAS, the Trust, the Company and the Trust Underwriter wish to amend and restate Exhibit A to the Agreement in order to restate the Separate Accounts which may purchase shares of the Funds under the Agreement and add certain variable annuity contracts to the Contracts covered by the Agreement; and
WHEREAS, the Trust, the Company and the Trust Underwriter wish to amend and restate Exhibit B to the Agreement in order to expand the number of Funds, the shares of which shall be available for purchase by the Separate Accounts to fund the Contracts; and
NOW, THEREFORE, in consideration of the mutual promises contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Trust and the Underwriter hereby agree as follows:
1.New Exhibit A. Exhibit A to the Agreement is hereby amended and restated in accordance with Exhibit A attached hereto.
2.New Exhibit B. Exhibit B to the Agreement is hereby amended and restated in accordance with Exhibit B attached hereto.
3.Counterparts. This Amendment may be executed in counterparts, each of which shall be an original and all of which together shall constitute one instrument.
4.Unmodified Terms. In all other respects, the terms of the Agreement remain in full force and effect.
IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the first above-written date.

WELLS FARGO VARIABLE TRUST            STEPHENS INC.

By: /s/ [illegible]                        By: /s/ [illegible]
Its     Secretary                    Its    Vice President
Duly Authorized                        Duly Authorized

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
HARTFORD LIFE INSURANCE COMPANY

By: /s/ [illegible]
Its Senior Vice President
Duly Authorized

EXHIBIT A
Separate Accounts and Contracts
Subject to the Participation Agreement
Separate Account:    ICMG Registered Variable Life Separate Account One
(established October 9, 1995)
Contracts:        GVL-95(P) Group Flexible Premium Variable Life Insurance Contract
Hartford Life Insurance Company Separate Account Two
(established June 2, 1986)
HL-VA-99 Series VII of The Director variable annuity
HL-VA-03 Series VIII of The Director variable annuityAVells Fargo
Leaders Variable Annuity
HL-VA-00 The Director Outlook variable annuity
HL-VA-03 Series II of The Director Outlook variable annuity/Wells Fargo
Leaders Outlook Variable Annuity
Hartford Life and Annuity Insurance Company Separate Account One (established May 20, 1991)
LA-VA-99 Series VII of The Director variable annuity
LA-VA-03 Series VIII of The Director variable annuity/Wells Fargo Leaders Variable Annuity
LA-VA-00 The Director Outlook variable annuity
LA-VA-03 The Director Outlook variable annuity (Series /Wells Fargo Leaders Outlook Variable Annuity
Separate Account        ICMG Series III B
    (established February 8, 1996)
Contracts:        GVL-93(P) Group Flexible Premium Variable Life Insurance Contract;

EXIIIBIT B
Funds Subject to the Participation Agreement
Wells Fargo Asset Allocation Fund
Wells Fargo Corporate Bond Fund
Wells Fargo Equity Income Fund
Wells Fargo Equity Value Fund
Wells Fargo Growth Fund
Wells Fargo International Equity Fund
Wells Fargo Large Company Growth Fund
Wells Fargo Money Market Fund
Wells Fargo Small Cap Growth Fund
Wells Fargo Total Return Bond Fund

ASSIGNMENT AND AMENDMENT Mo. 4
to the
PARTICIPATION AGREEMENT
By and Among
WELLS FARGO VARIABLE TRUST,
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY,
HARTFORD LIFE INSURANCE COMPANY
and
STEPHENS, INC.
THIS AMENDMENT made effective as of the.1st day of January, 2007, by and among WELLS FARGO VARIABLE TRUST (the "Trust"); HARTFORD LIFE AND ANNUITY INSURANCE COMPANY ("HL&A") and HARTFORD LIFE INSURANCE COMPANY ("HLIC") (together the "Company"); and STEPHENS INC. ("Stephens") and Wells Fargo Funds Distributor, LLC ("Funds Distributor").
Recitals:
The Trust, the Company and Stephens are parties to a certain Participation Agreement dated July, 2000, as amended by Amendment No. 1 thereto dated October 31, 2001, Amendment No. 2 thereto dated January 1, 2002; and as further amended by Amendment No. 3 thereto dated September 2, 2003 (collectively, the "Agreement").
WHEREAS, effective April 8, 2005, Funds Distributor assumed distribution responsibilities from Stephens.
WHEREAS, Stephens desires to assign its rights, privileges, duties and obligations under the Agreement to Funds Distributor, as of April 8, 2005.
WHEREAS, the Trust, the Company and Funds Distributor wish to amend and restate Exhibit B to the Agreement in order to expand the number of Funds, the shares of which shall be available, for purchase by the Separate Accounts to fund the Contracts; and
NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration the receipt and sufficiency whereof being hereby acknowledged, the undersigned do hereby agree as follows:
A.Assignment to Funds Distributor. Stephens hereby assigns its rights, privileges, duties and obligations under the Agreement to Funds Distributor as of April 8, 2005, and the company hereby agrees to such assignment (the "Assignment"). Funds Distfibutor hereby agrees to assume. all rights, privileges, duties and obligations of Stephens under this Agreement to which it is added as a party.
B.No Predecessor Liability. The Company specifically acknowledges and agrees that (a) Funds Distributor does not accept or assume any liabilities, and do not agree to pay, perform :;)r discharge any indemnification obligations, under the Agreement resulting from actions of Stephens prior to the date upon which the Agreement was assigned from Stephens to Funds Distributor, and (b) the Company shall seek indemnification from Stephens, and not from Funds Distributor or any of its affiliates, for all claims, suits, actions, losses, damages, liabilities, costs, and expenses of any nature whatsoever resulting from actions of Stephens prior to the date upon which the Agreement is assigned from Stephens to Funds Distributor.
    C.     Amendment to the Agreement.
1.Exhibit B is hereby amended and restated as set forth in Revised Exhibit B attached hereto and made a part hereof. Revised Exhibit B shall be deemed to be automatically amended based on the list of underlying funds (or series) of the Trust and the mutually acceptable class of shares thereof, if any, as reflected in Separate Account registration statements for the Company, as filed with the Securities and Exchange Commission from time to time.

2.The Amendment may be executed in counterparts, ea.& of which shall be an original and all of which together shall constitute one instrument.
3.Except as herein above and herein before amended, all other terms and conditions set forth in the Agreement shall be and remain in full force and effect.r
IN WITNESS WHEREOF, the undersigned have hereunto.set their respective hands and seals as of the day and year first above written.
WELLS FARGO VARIABLE TRUST            Agreed and Accepted as to Section A and B of
                            this Agreement
                            STEPHENS INC.

By: /s/ C. David Messman                By: /s/ Michael W. [illegible]
Name: C. David Messman                Name: Michael W. [illegible]
Title: Secretary                        Title: Senior Vice President
Duly Authorized                    Duly Authorized

HARTFORD LIFE AND ANNUITY            WELLS FARGO DISTRIBUTOR,
INSURANCE COMPANY                LLC

By: /s/ Robert Arena                    By: /s/ Randy Henze
Name: Robert Arena                    Name: Randy Henze
Title: SVP                        Title: Senior Vice President
Duly Authorized                    Duly Authorized

Agreed and accepted this ___ day of January, 2007.

REVISED EXHIBIT B
Funds Subject to the Participation Agreement
Wells Fargo Advantage VT Asset Allocation Fund
Wells Fargo Advantage VT Discovery Fund
Wells Fargo Advantage VT Equity Income Fund
Wells Fargo Advantage VT Large Company Core Fund
Wells Fargo Advantage VT Large Company Growth Fund
Wells Fargo Advantage VT Money Market Fund
Wells Fargo Advantage VT Opportunity Fund
Wells Fargo Advantage VT Small Cap Growth Fund
Wells Fargo Advantage VT Small/Mid Cap Value Fund
Wells Fargo Advantage VT Total Return Bond Fund
Wells Fargo Advantage VT C&B Large Cap Value Fund
Wells.Fargo Advantage VT International Core Fund

AMENDMENT TO
FUND PARTICIPATION AGREEMENT
    THIS AMENDMENT, effective as of this 5th day of December, 2007 by and among Hartford Life Insurance Company for and on behalf of itself and those separate accounts listed below ("Company"); Wells Fargo Variable Trust ("Trust"); and Wells Fargo Funds Distributor, LLC ("Distributor").
RECITALS
WHEREAS, the above captioned entities are parties to that certain Fund Participation Agreement(s) dated August 1, 2005, as amended (collectively, the "Agreement"); and
WHEREAS, the parties desire to amend the Agreement in order to reflect and automatically update the information set forth in Revised Schedule 1.
NOW, THEREFORE, in consideration of the covenants and agreements herein stated. the parties mutually agree that the Agreement be, and hereby is amended, as follows:
1.The Agreement, and any applicable schedules, hereby are amended to reflect the information set forth in Revised Schedule A attached hereto and made a part hereof. Revised Schedule A shall be deemed to be automatically amended based on the list of underlying funds (or series) of the Trust and the mutually acceptable class of shares thereof, if any, as reflected in Separate Account registration statements for the Company, as filed with the Securities and Exchange Commission from time to time.
2.Fund Prospectuses shall be supplied by the Distributor in final form to the Company prior to or contemporaneously with the filing thereof with the Securities and Exchange Commission; time being of the essence. The Distributor recognizes that the Company issues Contract prospectuses on a May 1st calendar year and therefore any supplements issued off cycle result in additional costs and expenses, including special handling fees. Notwithstanding anything possibly to the contrary, neither the Company, nor its affiliates, shall be responsible for any losses, claims, damages, liabilities (including regulatory fines, penalties and other amounts paid in settlement disputes) arising in connection with any delay or non-timeliness of supplements delivered to Contract owners as a result of the failure or inability to comply with the foregoing requirements. The Trust will deliver to the Company updated shareholder reports no later than 60 days after the end of the reporting period. The Company reserves the right, in its sole discretion, to combine the delivery of Trust supplements to coordinate with other Company variable product supplements and to levy a surcharge for its administrative costs and expenses incurred in connection with circulating supplements that do not coincide with scheduled variable product prospectus updates.
3.The Distributor shall promptly reimburse the Company, upon the Company's request, for its costs associated with trust registration statement supplements. The Company will calculate the payment contemplated and the Distributor will make such payment to the Company within 30 days upon receipt of a statement from the Company. The Distributor agrees to use best efforts to resolve any billing discrepancy detected by the Company and remit any corrective payment upon demand.
4.The parties hereby mutually agree to use their best efforts to seek an amicable solution to any controversy or dispute regarding the subject matter hereof. Any unresolved controversy, claim or dispute shall be submitted to non-binding arbitration in accordance with the Commercial Rules of the American Arbitration Association and judgment upon any such award may be entered in any court having jurisdiction thereof. Arbitration shall be conducted by a single arbitrator who shall have the authority to grant any and all appropriate relief, including, but not limited to, granting injunctive relief or demanding specific performance. The arbitrator may make an initial determination of the location of the arbitration or whether proceedings may ensue based entirely upon documentary evidence. Arbitration costs and expenses shall be borne equally by the parties. Each party hereby agrees to waive and suspend enforcement of any and all rights pursuant to this ani all related agreements during the pendency of such arbitration proceedings.
5.    This Amendment may be modified or amended, and the terms of this Amendment may be waived, only by a writing signed by the parties.

6.    Except as hereinabcve provided, all other terms and conditions set forth in the Agreement shall be and remain in full force and effect. To the extent the terms of this Amendment conflict with the terms of the Agreement, the terms of this Amendment shall control.
7.    This Amendment shad be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.
8.    This Amendment may be executed in one or more counterparts each of which, when taken together, shall constitute a single instrument.
IN WITNESS WHEREOF, tie undersigned have hereunto set their respective hands and seals as of the date first abode written.

HARTFORD LIFE INSURANCE COMPANY
On its behalf and each of their respective separate accounts named in Schedule A, as amended.

By: /s/ Robert Arena
Its SVP

WELLS FARGO VARIABLE TRUST

By: /s/ Andrew Owen
Andrew Owen
Its Assistant Secretary

WELLS FARGO FUNDS DISTRIBUTOR, LLC

By: /s/ Randy Henze
Randy Henze
Its Senior Vice President

Schedule 1

Separate Accounts:
Hartford Life Insurance Company Separate Account Two
Hartford Life Insurance Company Separate Account Three
Hartford Life Insurance Company Separate Account Seven

Products Funded by Separate Accounts:
Wells Fargo Director M
Wells Fargo Director M Outlook
Wells Fargo Leaders Series I, IR and ll
Wells Fargo Leaders Outlook Series I, IR and II
Wells Fargo Director Series II and IIR
Wells Fargo Director Outlook Series II and IIR

AMENDMENT TO
FUND PARTICIPATION AGREEMENT
    THIS AMENDMENT, effective as of this 5th day of December, 2007 by and among Hartford Life and Annuity Insurance Company for and on behalf of itself and those separate accounts listed below ("Company"); Wells Fargo Variable Trust ("Trust"); and Wells Fargo Funds Distributor, LLC (Distributor").
RECITALS
WHEREAS, the above captioned entities are parties to that certain Fund Participation Agreement(s) dated August 1, 2005, as amended (collectively, the "Agreement"); and
WHEREAS, the parties desire to amend the Agreement in order to effect and automatically update the information set forth in Revised Schedule 1.
NOW, THEREFORE, in consideration of the covenants and agreements herein stated, the parties mutually agree that the Agreement be, and hereby is amended, as follows:
1.The Agreement, and any applicable schedules, hereby are amended to reflect the information set forth in Revised Schedule A attached hereto and made a part hereof. Revised Schedule A shall be deemed to be automatically amended based on the list of underlying funds (or series) of the Trust and the mutually acceptable class of shares thereof, if any, as reflected in Separate Account registration statements for the Company, as filed with the Securities and Exchange Commission from time to time.
2.Fund Prospectuses shall be supplied by the Distributor in final form to the Company prior to or contemporaneously with the filing thereof with the Securities and Exchange Commission; time being of the essence. The Distributor recognizes that the Company issues Contract prospectuses on a May 1st calendar year and therefore any supplements issued off cycle result in additional costs and expenses, including special handling fees. Notwithstanding anything possibly to the contrary, neither the Company, nor its affiliates, shall be responsible for any losses, claims, damages, liabilities (including regulatory fines, penalties and other amounts paid in settlement disputes) arising in connection with any delay or non-timeliness of supplements delivered to Contract owners as a result of the failure or inability to comply with the foregoing requirements. The Trust will deliver to the Company updated shareholder reports no later than 60 days after the end of the reporting period. The Company reserves the right, in its sole discretion, to combine the delivery of Trust supplements to coordinate with other Company variable product supplements and to levy a surcharge for its administrative costs and expenses incurred in connection with circulating supplements that do not coincide with scheduled variable product prospectus updates.
3.The Distributor shall promptly reimburse the Company, upon the Company's request, for its costs associated with trust registration statement supplements. The Company will calculate the payment contemplated and the Distributor will make such payment to the Company within 30 days upon receipt of a statement from the Company. The Distributor agrees to use best efforts to resolve any billing discrepancy detected by the Company and remit any corrective payment upon demand.
4.The parties hereby mutually agree to use their best efforts to seek an amicable solution to any controversy or dispute regarding the subject matter hereof. Any unresolved controversy, claim or dispute shall be submitted to non-binding arbitration in accordance with the Commercial Rules of the American Arbitration Association and judgment upon any such award may be entered in any court having jurisdiction thereof. Arbitration shall be conducted by a single arbitrator who shall have the authority to grant any and all appropriate relief, including, but not limited to, granting injunctive relief or demanding specific performance. The arbitrator may make an initial determination of the location of the arbitration or whether proceedings may ensue based entirely upon documentary evidence. Arbitration costs and expenses shall be borne equally by the parties. Each party hereby agrees to waive and suspend enforcement of any and all rights pursuant to this and all related agreements during the pendency of such arbitration proceedings.
5.    This Amendment may be modified or amended, and the terms of this Amendment may be waived, only by a writing signed by the parties.

6.    Except as hereinabove provided, all other terms and conditions set forth in the Agreement shall be and remain in full force and effect. To the extent the terms of this Amendment conflict with the terms of the Agreement, the terms of this Amendment shall control.
7.    This Amendment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.
8.    This Amendment may be executed in one or more counterparts each of which, when taken together, shall constitute a single instrument.
IN WITNESS WHEREOF, the undersigned have hereunto set their respective hands and seals as of the date first above written.
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
On its behalf and each of their respective separate accounts named. Schedule A, as amended.
.v.
By: /s/ Robert Arena
Its SVP

WELLS FARGO VARIABLE TRUST

By: /s/ Andrew Owen
Andrew Owen
Its Assistant Secretary

WELLS FARGO FUNDS DISTRIBUTOR, LLC

By: /s/ Randy Henze
Randy Henze
Its Senior Vice President

Schedule 1

Separate Accounts:
Hartford Life and Annuity Insurance Company Separate Account One
Hartford Life and Annuity Insurance Company Separate Account Three
Hartford Life and Annuity Insurance Company Separate Account Seven

Products Funded by Separate Accounts:
Wells Fargo Director M
Wells Fargo Director M Outlook
Wells Fargo Leaders Series I, IR and II
Wells Fargo Leaders Outlook Series I, IR and II
Wells Fargo Director Series II and I IR
Wells Fargo Director Outlook Series II and HR
Wells Fargo Director Series I and IR
Wells Fargo Director Outlook Series I and IR

AMENDMENT No. 6 to the PARTICIPATION AGREEMENT
By and among WELLS FARGO VARIABLE TRUST,
WELLS FARGO FUNDS DISTRIBUTOR, LLC,
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY and
HARTFORD LIFE INSURANCE COMPANY
This Amendment dated as of October I, 2010 to the Participation Agreement dated July, 2000, as amended by Amendment No. 1 thereto dated October 31, 2001, Amendment No. 2 thereto dated January 1, 2002, Amendment No. 3 thereto dated September 2, 2003, Amendment No. 4 thereto dated January 1, 2007, and as further amended by Amendment No. 5 dated December 5, 2007 (collectively, the "Agreement"), between WELLS FARGO VARIABLE TRUST (the "Trust"); WELLS FARGO FUNDS DISTRIBUTOR, LLC (the "Distributor"); HARTFORD LIFE AND ANNUITY INSURANCE COMPANY and HARTFORD LIFE INSURANCE COMPANY (together, the "Company").

    Exhibit A of the Agreement is hereby deleted in its entirety and replaced with the attached Exhibit A.

    Exhibit B of the Agreement is hereby deleted in its entirety and replaced with the attached Exhibit B.

    All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

    Effective Date: July 16, 2010

HARTFORD LIFE AND ANNUITY            HARTFORD LIFE INSURANCE COMPANY
INSURANCE COMPANY

By: /s/ Robert Arena                    By: /s/ Robert Arena

Name:                            Name:

Title:                            Title:

WELLS FARGO FUNDS DISTRIBUTOR, LLC        WELLS FARGO VARIABLE TRUST

By: /s/ Randy C. Henze                    By: /s/ Andrew Owen

Name:    Randy C. Henze                    Name: Andrew Owen

Title:    Executive Vice President                Title: Assistant Secretary

EXHIBIT A

Separate Accounts:
Hartford Life and Annuity Insurance Company Separate Account One
Hartford Life and Annuity Insurance Company Separate Account Three
Hartford Life and Annuity Insurance Company Separate Account Seven
Hartford Life Insurance Company Separate Account Two
Hartford Life Insurance Company Separate Account Three
Hartford Life Insurance Company Separate Account Seven
ICMG Registered Variable Life Separate Account One
ICMG Series III B

Products Funded by Separate Accounts:
Wells Fargo Director M
Wells Fargo Director M Outlook
Wells Fargo Leaders Series I, IR and II
Wells Fargo Leaders Outlook Series I, IR and II
Wells Fargo Director Series II and IIR
Wells Fargo Director Outlook Series II and IIR
Wells Fargo Director Series I and IR
Wells Fargo Director Outlook Series I and IR
Group Flexible Premium Variable Life Insurance Contract GVL-95(P)
Group Flexible Premium Variable Life Insurance Contract GVL-93(P)
The Director M Select
The Director M Select Plus
The Director M Select Outlook
Hartford Leaders Select
Hartford Leaders Select 2
Hartford Leaders Select Outlook
Hartford Leaders Select Outlook II
Hartford Leaders Select Plus 1
The Director Select Series III and IIIR
The Director Select Plus Series II and IIR
The Director Select Outlook Series II and IIR
The Director Select Series II and IIR
The Wachovia Director Series I and IR
The Director Select Plus Series I and IR
The Director Select Outlook Series I and IR
The Director Select
Hartford's Personal Retirement Manager Select variable annuity (previously known as Hartford Leaders Select 3)

AMENDMENT No. 7 to the PARTICIPATION AGREEMENT
By and among WELLS FARGO VARIABLE TRUST,
WELLS FARGO FUNDS DISTRIBUTOR, LLC,
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY and
HARTFORD LIEF INSURANCE COMPANY
This Amendment to the Participation Agreement dated July, 2000, as amended by Amendment No. 1 thereto dated October 31, 2001, Amendment No. 2 thereto dated January 1, 2002, Amendment No. 3 thereto dated September 2, 2003, Amendment No. 4 thereto dated January 1, 2007, Amendment No. 5 thereto dated December 5, 2007, and as further amended by Amendment No. 6 effective July 16, 2010 (collectively, the "Agreement"), between WELLS FARGO VARIABLE TRUST (the "Trust"); WELLS FARGO FUNDS DISTRIBUTOR, LLC (the "Distributor"); HARTFORD LIFE AND ANNUITY INSURANCE COMPANY and HARTFORD LIFE INSURANCE COMPANY (together, the "Company") amends the Agreement as follows:
1.    Exhibit A of the Agreement is hereby deleted in its entirety and replaced with the attached Exhibit A.
All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.
This Amendment may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.
Effective Date: May 2, 2011

HARTFORD LIFE AND ANNUITY            HARTFORD LIFE INSURANCE COMPANY
INSURANCE COMPANY

By its authorized officer,                    By its authorized officer,

By: /s/ Steven M. Kluever                    By: /s/ Steven M. Kluever

Name:    Steven M. Kluever                Name: Steven M. Kluever

Title: Vice President                    Title: Vice President

WELLS FARGO FUNDS DISTRIBUTOR, LLC        WELLS FARGO VARIABLE TRUST

By its authorized officer,                    By its authorized officer,

By: /s/ Randy C. Henze                    By: /s/ Kosey Phillips

Name:    Randy C. Henze                    Name: Kosey Phillips

Title:    SVP                        Title: Treasurer

EXHIBIT A

Separate Accounts:
Hartford Life and Annuity Insurance Company Separate Account One
Hartford Life and Annuity Insurance Company Separate Account Three
Hartford Life and Annuity Insurance Company Separate Account Seven
Hartford Life Insurance Company Separate Account Two
Hartford Life Insurance Company Separate Account Three
Hartford Life Insurance Company Separate Account Seven
ICMG Registered Variable Life Separate Account One
ICMG Series III 13

Products Funded by Separate Accounts:
Wells Fargo Director M
Wells Fargo Director M Outlook
Wells Fargo Leaders Series I, IR and II
Wells Fargo Leaders Outlook Series I, IR and II
Wells Fargo Director Series II and HR.
Wells Faro Director Outlook Series II and IIR
Wells Fargo Director Series I and IR
Wells Fargo Director Outlook Series I and IR
Group Flexible Premium Variable Life Insurance Contract GVL-95(P)
Group Flexible Premium Variable Life Insurance Contract GVL-93(P)
The Director M Select
The Director M Select Plus
The Director M Select Outlook
Hartford Leaders Select
Hartford Leaders Select 2
Hartford Leaders Select Outlook
Hartford Leaders Select Outlook II
Hartford Leaders Select Plus I
The Director Select Series III and IIIR
The Director Select Plus Series II and HR
The Director Select Outlook Series II and IIR
The Director Select Series II and HR
The Wachovia Director Series I and IR
The Director Select Plus Series I and IR
The Director Select Outlook Series I and IR
The Director Select
Hartford's Personal Retirement Manager Select variable annuity (previously known as Hartford Leaders Select 3)
Hartford's Personal Retirement Manager Select B-Share